UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2023

WAYFAIR INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36666		36-4791999
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
4 Copley Place	Boston	MA	02116
(Address of principal executive offices)			(Zip Code)

(617) 532-6100
(Registrant’s telephone number, including area code)
 N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 7, 2023, Wayfair Inc. (“Wayfair,” the “Company,” “we” or “us”) announced that Steve Oblak, Chief Commercial Officer, will retire from the Company. The Company also announced that Jon Blotner, who currently serves as Wayfair’s Vice President, Global Merchandising, Proprietary Brands, Pricing and Advertising, has been appointed Incoming Chief Commercial Officer, effective July 3, 2023 and will succeed Mr. Oblak as our new Chief Commercial Officer on October 1, 2023. Mr. Oblak will remain with Wayfair, serving as a non-executive employee through January 1, 2024 as he supports this transition.

Mr. Blotner, age 43, brings nearly two decades of experience growing retail businesses, technology offerings and services while also building, operating and scaling high-performing teams across a diverse range of functions. To date at Wayfair, Mr. Blotner has overseen Wayfair’s Exclusive Brands and Specialty Retail Brands, which include AllModern, Joss & Main and Birch Lane, as well as its Global Merchandising, Pricing, Visual Media, 3D Operations and Technology, Merchandising as a Service, Advertising, and Supplier Acquisition and Onboarding functions. Before joining Wayfair, Mr. Blotner served as President of Gemvara.com from 2012 until it was acquired by Berkshire Hathaway in 2016. Prior to Gemvara, Mr. Blotner worked for Bain & Company from 2009 to 2012. He holds an M.B.A. from Harvard Business School and a B.A. from the University of Pennsylvania.

Item. 7.01. Regulation FD Disclosure.

On June 7, 2023, the Company issued a press release regarding the above-described Chief Commercial Officer leadership transition and to share an update on certain quarter-to-date business trends. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on June 7, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYFAIR INC.

Date: June 7, 2023	/s/ ENRIQUE COLBERT
Enrique Colbert
General Counsel and Secretary
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